UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2014

ISLE OF CAPRI CASINOS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-20538	41-1659606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

600 Emerson Road, Suite 300, St. Louis, Missouri (Address of principal executive offices)	63141 (Zip Code)

(314) 813-9200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.245)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2014, Isle of Capri Casinos, Inc. (the “Company”) announced that, effective as of July 10, 2014, the position of Chief Strategic Officer, currently held by Eric L. Hausler, 44, has been eliminated and Mr. Hausler has been named the Company’s Chief Financial Officer.  Mr. Hausler succeeds Dale R. Black who served as Chief Financial Officer since 2007.  Mr. Black is leaving the Company to pursue other interests.  The appointment is subject to customary regulatory approvals.

Mr. Hausler brings approximately 15 years of financial and gaming industry experience to his new role at the Company and as Chief Financial Officer will oversee all of the Company’s financial and accounting affairs.  He will also continue to oversee the Company’s strategy and development activities.  Mr. Hausler joined the Company in 2009 as its Senior Vice President, Strategic Initiatives.  In 2011 he was named Chief Strategic Officer. Prior to joining the Company, from October 2006 to August 2009, Mr. Hausler served as Senior Vice President of Development for Trump Entertainment Resorts, Inc.  Prior to that, Mr. Hausler was a managing director in fixed income research at Bear Stearns & Co. Inc. where he covered the gaming, lodging and leisure industries.  Mr. Hausler joined Bear Stearns in late 1999 as an associate in equity research covering the gaming, lodging and leisure industries and also held positions at Deutsche Bank Securities, Inc. and Susquehanna Financial Group LLLP.

Item 7.01. Regulation FD Disclosure.

On July 10, 2014, the Company issued a press release (the “Press Release”) announcing certain of the matters described above.  A copy of the Press Release is being furnished as Exhibit 99.1 hereto.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued July 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ISLE OF CAPRI CASINOS, INC.

Date: July 10, 2014	By:	/s/ Edmund L. Quatmann, Jr.
	Name:	Edmund L. Quatmann, Jr.
	Title:	Chief Legal Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release issued July 10, 2014